MERRILL LYNCH
FEDERAL
SECURITIES TRUST






FUND LOGO






Quarterly Report

November 30, 1995



Officers and Trustees
Arthur Zeikel, President and Trustee
Joe Grills, Trustee
Walter Mintz, Trustee
Melvin R. Seiden, Trustee
Stephen B. Swensrud, Trustee
Harry Woolf, Trustee
Terry K. Glenn, Executive Vice President
N. John Hewitt, Senior Vice President
Donald C. Burke, Vice President
Teresa L. Giacino, Vice President
Jeffrey B. Hewson, Vice President
Gregory Mark Maunz, Vice President
Gerald M. Richard, Treasurer
Michael J. Hennewinkel, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




Merrill Lynch
Federal Securities Trust
Box 9011
Princeton, NJ
08543-9011

MERRILL LYNCH FEDERAL SECURITIES TRUST


DEAR SHAREHOLDER

Economic Environment
The move to lower interest rates during 1995 has been driven by continuing economic releases that have indicated that the economy is slowing. In our May 30, 1995 fiscal quarter shareholder report, we reported that the Leading Economic Indicators Index (LEI) had been negative for three consecutive months and that such a pattern had accurately predicted all nine most recent past recessions (although it had also predicted three recessions that never materialized). The LEI has now been negative seven times in the past nine months. We also reported that the National Association of Purchasing Managers
(NAPM) Index fell below 50 and that this was an indication of a contraction in the manufacturing sector. The NAPM has now been below 50 for six of the last seven months. In addition, housing starts have been in decline since August even though the decline in interest rates has meant very attractive mortgage financing. This does not bode well for the durable goods expenditure, which turned negative in October. Also, predictions of consumer activity during the all-important holiday season have been for far less than robust retail sales. This is partly reflective of the huge level of debt that is already saddling the consumer.

With so much of the economic data indicating an economic slowdown, and some economists predicting a 1996 recession, investor attention is focused on the activities of the Federal Reserve Board. The Federal Reserve Board has been vigilant in fighting inflation and up through the end of the November quarter had continued a restrictive monetary policy in spite of the weak economic releases. This is partly because third quarter gross domestic product was 4.2% after second quarter growth of 1.3%. Third quarter growth was fueled by extraordinarily large gains in residential investment and by government expenditures.But in spite of economic growth, inflation remains subdued as the Consumer Price Index (CPI) remains below 3%. In fact, over the past five months the annualized rate for the CPI is only 2.2%.

The combination of slow growth, low inflation and a potential budget accord between the Congress and President Clinton continues to lead most investors to expect that the Federal Reserve Board will ease monetary policy and cut interest rates. (The Federal Reserve Board did cut interest rates at its December 19, 1995 meeting.)

Portfolio Strategy
The decline in interest rates in 1995 is a substantial reversal from 1994 when interest rates increased dramatically. The notable difference lies in the front end of the yield curve where interest rates remain unusually high as a result of the Federal Reserve Board's restrictive monetary policy. (Monetary policy remains restrictive despite the central bank's interest rate cut in December.) At the end of November, 30-year and 10-year Treasury yields were below year-end 1993 levels by 21 basis points (0.21%) and 4 basis points, respectively, while 3-month Treasury bill yields were actually higher by 241 basis points. The yield curve was very flat with 1-year and 30-year yields closing the November quarter at 5.35% and 6.13%, respectively. The very short end of the yield curve was actually inverted, with the three-month Treasury bill yielding 13 basis points more than the one-year Treasury bill. This reflects both year-end pressures as well as expectations for a further easing of monetary policy by the Federal Reserve Board.

Two things have limited the price appreciation of mortgage-backed securities (MBS) during 1995. First, prepayment concerns again have come to the forefront and memories of 1992 and 1993 are still vivid. However, in our view, it is unlikely that prepayment speeds will approach the levels reached in 1992 and 1993. Second, the flat yield curve does not give added value to the front loaded principal payments of MBS. These two issues caused MBS yields to remain higher than the corresponding Treasury security. For an example, as of the end of November, a two-point premium priced MBS (Federal National Mortgage Association 7.50%) was yielding 132 basis points over the Treasury curve. At year-end 1994, the yield spread on a similarly-priced MBS was 118 basis points.

The Trust's portfolio is structured to take advantage of the attractive MBS yield spreads. 83% of the portfolio is in MBS and 17% in Treasury securities and cash equivalents. The focus continues to be on coupon flow and yield curve positioning. It seems likely that the yield curve will steepen, and this will be good for MBS, in our opinion. With a steeper yield curve, the portfolio would look to Treasury issues and collateralized mortgage obligations that "roll down" the yield curve (or benefit from an upward movement in price without a movement in yield) for incremental return.

In Conclusion
We thank you for your investment in Merrill Lynch Federal Securities Trust, and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President

(Gregory Mark Maunz)
Gregory Mark Maunz
Vice President and Portfolio Manager



January 3, 1996






PERFORMANCE DATA


About Fund Performance

Since October 21, 1994, investors have been able to purchase shares of the Trust through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994, which, in the case of certain eligible investors, were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years.

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

Performance data for all of the Trust's shares are presented in the "Performance Summary" and "Recent Performance Results" tables on pages 4 and 5. Data for the Fund's Class B Shares and Class D Shares are presented in the "Average Annual Total Return" table below. Data for Class A Shares and Class C Shares are also presented in the "Aggregate Total Return" table below.

The "Recent Performance Results" table shows investment results before the deduction of any sales charges for all of the Trust's shares for the 12-month and 3-month periods ended November 30, 1995. All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Aggregate Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Inception (10/21/94)
through 9/30/95                           +12.53%         +8.03%

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Inception (10/21/94)
through 9/30/95                           +11.56%        +10.56%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



Average Annual Total Return


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 9/30/95                        +11.15%         +7.15%
Inception (12/23/91)
through 9/30/95                           + 5.08          +4.86

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.




                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/95                        +11.72%         +7.25%
Five Years Ended 9/30/95                  + 7.81          +6.93
Ten Years Ended 9/30/95                   + 8.77          +8.33

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



PERFORMANCE DATA (continued)

Performance Summary--Class A Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed  Dividends Paid*    % Change**
10/21/94--12/31/94                  $9.16       $9.08          --          $0.129          + 0.54%
1/1/95--11/30/95                     9.08        9.72          --           0.591          +14.13
                                                                           ------
                                                                     Total $0.720

                                                   Cumulative total return as of 11/30/95: +14.75%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.



Performance Summary--Class B Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed  Dividends Paid*    % Change**
12/23/91--12/31/91                  $9.92       $9.94          --          $0.019          + 0.39%
1992                                 9.94        9.81          --           0.619          + 5.10
1993                                 9.81        9.98          --           0.481          + 6.73
1994                                 9.98        9.08          --           0.523          - 3.81
1/1/95--11/30/95                     9.08        9.71          --           0.526          +13.24
                                                                           ------
                                                                     Total $2.168

                                                   Cumulative total return as of 11/30/95: +22.67%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance Summary--Class C Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed  Dividends Paid*    % Change**
10/21/94--12/31/94                  $9.16       $9.07          --          $0.115          + 0.28%
1/1/95--11/30/95                     9.07        9.71          --           0.521          +13.31
                                                                           ------
                                                                     Total $0.636

                                                   Cumulative total return as of 11/30/95: +13.62%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


PERFORMANCE DATA (concluded)


Performance Summary--Class D Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning      Ending   Distributed  Dividends Paid*    % Change**
9/28/84--12/31/84                   $9.38       $9.64        $0.022        $0.187          + 4.12%
1985                                 9.64        9.96         0.344         1.051          +19.93
1986                                 9.96        9.87         0.440         0.862          +13.36
1987                                 9.87        9.23         0.042         0.834          + 2.35
1988                                 9.23        9.07          --           0.849          + 7.67
1989                                 9.07        9.39          --           0.863          +13.64
1990                                 9.39        9.48          --           0.835          +10.43
1991                                 9.48        9.94          --           0.787          +13.75
1992                                 9.94        9.81          --           0.669          + 5.64
1993                                 9.81        9.98          --           0.532          + 7.27
1994                                 9.98        9.08          --           0.571          - 3.32
1/1/95--11/30/95                     9.08        9.71          --           0.570          +13.76
                                                                           ------
                                                       Total $0.848  Total $8.610

                                                  Cumulative total return as of 11/30/95: +177.54%**

  *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.
***As a result of the implementation of the Merrill Lynch Select
   Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares.

Recent Performance Results
                                                                               12 Month    3 Month
                                                11/30/95   8/31/95  11/30/94   % Change    % Change
Class A Shares*                                   $9.72     $9.61     $9.06     + 7.28%     +1.14%
Class B Shares*                                    9.71      9.61      9.06     + 7.17      +1.04
Class C Shares*                                    9.71      9.61      9.06     + 7.17      +1.04
Class D Shares*                                    9.71      9.61      9.06     + 7.17      +1.04
Class A Shares--Total Return*                                                   +15.11(1)   +2.86(2)
Class B Shares--Total Return*                                                   +14.12(3)   +2.56(4)
Class C Shares--Total Return*                                                   +14.05(5)   +2.55(6)
Class D Shares--Total Return*                                                   +14.71(7)   +2.69(8)
Class A Shares--Standardized 30-day Yield          6.27%
Class B Shares--Standardized 30-day Yield          5.77%
Class C Shares--Standardized 30-day Yield          5.73%
Class D Shares--Standardized 30-day Yield          6.04%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.669 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.163 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.596 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.145 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.590 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.143 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.645 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.157 per share ordinary income dividends.

SCHEDULE OF INVESTMENTS
                                                           Face         Interest            Maturity
Issue                                                     Amount          Rate              Date(s)               Value
US Government Obligations--15.25%


United States Treasury Notes                           $ 20,000,000       5.875%           8/15/1998          $  20,228,200
                                                        175,000,000       8.875            2/15/1999            192,227,000
                                                        100,000,000       6.25             5/31/2000            102,797,000
                                                          5,000,000       6.125            7/31/2000              5,115,600
                                                         50,000,000       6.50             8/15/2005             52,617,000


Total US Government Obligations (Cost--$360,111,523)                                                            372,984,800


US Government Agency Mortgage-Backed Obligations*--81.22%


Federal Home Loan Mortgage Corporation                          744      10.00             7/01/2019                    807
Participation Certificates                               22,734,108      10.50        9/01/2000-9/01/2020        24,936,362
                                                          5,700,740      11.00        8/01/2010-9/01/2020         6,333,123
                                                          4,883,939      11.50       10/01/1998-12/01/2021        5,479,144
                                                          2,178,886      12.00        7/01/1999-6/01/2020         2,473,036
                                                          4,809,018      12.50       10/01/1999-12/01/2023        5,528,832
                                                          6,137,877      13.00        8/01/1999-2/01/2020         7,137,184


Federal Home Loan Mortgage Corporation                      470,181       6.00             4/01/2009                461,511
Participation Certificates--Gold Program                147,263,042       6.50        2/01/2009-11/01/2010      146,894,885
                                                         48,881,768       7.00             1/01/2025             48,896,922
                                                         49,909,294       7.00(2)     8/01/1998-1/01/2000        50,673,405
                                                          9,975,212       7.225            11/01/1997            10,124,840
                                                         48,875,258       7.50        9/01/2025-10/01/2025       49,745,726
                                                         87,710,164       8.00        1/01/2007-5/01/2025        90,408,152
                                                         17,858,407       8.50        1/01/2025-7/01/2025        18,555,956
                                                          8,142,057      10.50        2/15/2017-12/01/2020        8,984,190


Federal Home Loan Mortgage               Trust 171       79,350,654       8.00             7/15/2024             81,731,173
Corporation REMICs**                     Trust 134        2,830,318       9.00(1)          4/15/2022                650,973
                                         Trust 1220      13,628,545      10.00             2/15/2022             14,862,807

Federal National Mortgage Association                    28,000,810       6.50        12/01/2008-1/01/2020       27,913,168
Mortgage-Backed Securities                              108,829,060       7.00        6/01/2009-10/01/2025      109,361,865
                                                        109,411,739       7.50        12/01/2006-8/01/2025      111,606,026
                                                        156,303,511       8.00        7/01/2009-1/01/2025       161,244,990
                                                        146,385,411       8.50        3/01/2008-11/01/2025      152,144,670
                                                          2,107,719       8.50             5/01/2010              2,194,662
                                                         38,696,684       8.50(3)          7/15/2023             39,760,843
                                                             19,140      10.50             9/01/2000                 20,193
                                                         52,254,070      11.00        2/01/2011-12/01/2020       58,671,393
                                                            139,159      11.50        1/01/2015-6/01/2015           157,815
                                                          2,608,742      13.00        8/01/2010-6/01/2015         3,058,749


Federal National Mortgage                93-123-S        15,529,411       7.129++          7/25/2000             14,869,411
Association REMICs**                     94-M4-A         27,656,469       9.055            8/25/2026             29,039,292


SCHEDULE OF INVESTMENTS (concluded)
                                                           Face         Interest            Maturity
Issue                                                     Amount          Rate              Date(s)               Value
US Government Agency Mortgage-Backed Obligations* (concluded)


Government National Mortgage Association               $  1,370,584       7.00%       4/15/2023-10/15/2025   $    1,373,572
Mortgage-Backed Securities                              363,987,983       7.50        1/15/2007-11/15/2025      371,493,415
                                                        138,556,052       8.00        6/15/2017-6/15/2025       143,361,176
                                                         64,988,926       8.50        3/15/2017-6/01/2025        67,852,338
                                                         32,271,884       9.50        4/15/2016-10/15/2018       34,732,616
                                                         75,739,257      10.00       12/15/2015-12/15/2021       82,971,240
                                                            354,494      10.50        10/15/2014-4/15/2021          394,927
                                                             19,885      11.50        8/15/2013-4/15/2015            22,669


Total US Government Agency Mortgage-Backed Obligations (Cost--$1,939,460,566)                                 1,986,124,058


 Face
Amount                                                      Issue


Repurchase Agreements***--2.29%


$56,000,000           Nikko Securities Co., purchased on 11/30/1995 to yield 5.93% to 12/01/1995                 56,000,000


Total Repurchase Agreements (Cost--$56,000,000)                                                                  56,000,000

Total Investments (Cost--$2,355,572,089)--98.76%                                                              2,415,108,858

Other Assets Less Liabilities--1.24%                                                                             30,441,839
                                                                                                             --------------
Net Assets--100.00%                                                                                          $2,445,550,697
                                                                                                             ==============


Net Asset             Class A--Based on net assets of $232,133,484 and 23,892,083 shares of
Value:                         beneficial interest outstanding                                               $         9.72
                                                                                                             ==============
                      Class B--Based on net assets of $1,232,312,378 and 126,848,792 shares of
                               beneficial interest outstanding                                               $         9.71
                                                                                                             ==============
                      Class C--Based on net assets of $17,814,047 and 1,834,042 shares of
                               beneficial interest outstanding                                               $         9.71
                                                                                                             ==============
                      Class D--Based on net assets of $963,290,788 and 99,163,196 shares of
                               beneficial interest outstanding                                               $         9.71
                                                                                                             ==============


(1)Represents the interest only portion of a mortgage-backed obligation.
(2)Represents balloon mortgages that amortize on a 30-year schedule and have 5-year maturities.
(3)Federal Housing Administration/Veterans' Administration Mortgages packaged by the Federal National Mortgage Association.
 ++Adjustable Rate Security. The interest rate resets periodically and inversely. The interest rate shown is the rate in effect as of November 30, 1995.
  *Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
 **Real Estate Mortgage Investment Conduits (REMICs).
***Repurchase Agreements are fully collateralized by US Government &
   Agency Obligations.